SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2003

CARMAX AUTO FUNDING LLC

(Exact name of registrant as specified in its charter)

Delaware	333-107925	01-0794037
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4900 Cox Road, Suite 200, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

ITEM 5.	OTHER EVENTS.

On October 20, 2003, CarMax Auto Funding LLC (the “Company”) is filing a Form T-1 to designate Wells Fargo Bank Minnesota, National Association to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

INFORMATION AND EXHIBITS

(c)	Exhibit No.	Description

	25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 25 filed with Form T-1 Statement, Registration No. 333-32737.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX AUTO FUNDING LLC

By:	/s/ Thomas W. Reedy

Thomas W. Reedy Treasurer

Date: October 20, 2003

Exhibit Index

Exhibit	Description
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 25 filed with Form T-1 Statement, Registration No. 333-32737.